Exhibit 10.1

[***] = Certain confidential information contained in this document, marked by brackets, has been excluded pursuant to Item 601(b)(iv) of Regulation S-K because it is not material and would likely cause competitive harm to the registrant if publicly disclosed.

FIRST AMENDMENT TO THE

DISCOVERY COLLABORATION AND LICENSE AGREEMENT

This First Amendment (the “First Amendment”) to the Discovery Collaboration and License Agreement dated October 10, 2017 (the “Agreement”) by and between Harpoon Therapeutics, Inc., a Delaware corporation (“Licensor”), and AbbVie Biotechnology Ltd., a Bermuda corporation (“AbbVie”) is made effective as of the date of the final signature to this First Amendment.  Licensor and AbbVie are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, AbbVie and Licensor entered into the Agreement pertaining to the Development and Commercialization of certain Discovery T-Cell Receptor Constructs and Licensed Products;

WHEREAS, under the Agreement, AbbVie has the right to nominate a second TCR Target for such Development and Commercialization activities, such nomination to occur no later than [***] following the Effective Date; and

WHEREAS, in order to allow sufficient time for evaluation by AbbVie of potential TCR Targets that may be suitable for inclusion in the collaboration as Accepted Targets, and generation of optimal T-Cell Receptor sequences that Bind to such TCR Targets, AbbVie and Licensor desire to mutually agree to extend the date by which the second TCR Target must be nominated under the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.	Section 2.1.1 of the Agreement is deleted in its entirety and replaced with the following:

“2.1.1 Subject to this ARTICLE 2, AbbVie has the right to select a total of up to two (2) TCR Targets as Accepted Targets under this Agreement for purposes of Development and Commercialization of Discovery T-Cell Receptor Constructs and Licensed Products. The first such TCR Target must be initially nominated by AbbVie no later than [***] following the Effective Date and the second such TCR Target must initially be nominated by AbbVie no later than [***] following the Effective Date. [***].”

2.

Except as specifically modified or amended hereby, the Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. Any capitalized terms not defined in this First Amendment shall have the meanings set forth in the Agreement.  This First Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. This First Amendment may be executed by facsimile or electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures. This First Amendment is the product of both of the Parties hereto and that, in the event of a dispute over its interpretation, the language of this First Amendment will not be construed against one Party in favor of the other. This First Amendment together with the Agreement constitutes the entire agreement between such Parties pertaining to the subject matter hereof, and merges all prior negotiations and drafts of the Parties with regard to the transactions contemplated herein. From the date hereof, any reference to the Agreement shall be deemed to refer to the Agreement as amended by this First Amendment.

[Signature Page Follows]

CONFIDENTIAL

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IN WITNESS WHEREOF, each of the parties has caused this First Amendment to be executed by its authorized representative in its name and on its behalf.

HARPOON THERAPEUTICS, INC.		ABBVIE BIOTECHNOLOGY LTD.

By:	/s/ Gerald McMahon	By:	/s/ Esteban Gonzalez Plata

Name:	Gerald McMahon	Name:	Esteban Gonzalez Plata

Title:	President & CEO	Title:	Director

Date:	April 3, 2019	Date:	April 3, 2019

[Signature Page to the First Amendment to the Discovery Collaboration and License Agreement]

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